American Century Government Income Trust Prospectus Supplement Short-Term Government Fund
Supplement dated June 14, 2010 ¡ Prospectus dated March 1, 2010

The following replaces the Annual Total Returns table on page 19 of the prospectus.

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	2.69%	3.87%	4.10%
Return After Taxes on Distributions	2.04%	2.64%	2.77%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	2.58%	2.70%
A Class(1) Return Before Taxes	0.14%	3.14%	3.61%
C Class(2) Return Before Taxes	1.63%	2.83%	3.07%
R Class(2) Return Before Taxes	2.15%	3.35%	3.59%
Barclays Capital U.S. 1- to 3-Year Government Index(3) (reflects no deduction for fees, expenses or taxes)	1.41%	4.18%	4.65%
Citigroup U.S. Treasury/Agency 1- to 3-Year Index (reflects no deduction for fees, expenses or taxes)	1.16%	4.16%	4.63%

1	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

2
Historical performance for the C and R Classes prior to their inception is based on the performance of Investor Class shares. C and R Class performance has been adjusted to reflect differences in sales charges, if applicable, and expenses between classes.

3
In January 2010, the fund's benchmark changed from the Citigroup U.S. Treasury/Agency 1- to 3-Year Index to the Barclays Capital U.S. 1- to 3- Year Government Index. This reflects a change in the portfolio management analytics software used by American Century's fixed-income teams. The investment process is unchanged.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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